Capital Management	12 Months Ended
Dec. 31, 2024
Capital Management [Abstract]
Capital management

6. Capital management

For the purpose of the Group’s capital management, capital includes issued capital and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to maximise shareholders’ value.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes to manage capital during the years ended December 31, 2024 and 2023. The Group monitors capital using a gearing ratio, which is ‘net debt’ divided by equity attributable to equity holders of the parent plus net debt. The Group’s policy is to maintain the gearing ratio below 50%. The Group includes within net debt, interest bearing loans and borrowings, lease liabilities, trade payables, other payables and accruals, amount due to related parties and amount due to shareholders, less cash and cash equivalents.

	December 31, 2024	December 31, 2023
	RMB’000	RMB’000
Interest-bearing loans and borrowings (Note 23)	54,029	65,226
Lease liabilities (Note 24)	4,632	4,193
Trade payables (Note 21)	52,700	34,818
Other payables and accruals (Note 25)	88,804	87,859
Amount due to related parties (Note 26)	-	531
Amount due to shareholders (Note 26)	1,016	12,566
Cash and cash equivalents (Note 19)	(2,568)	(7,574)
Net debt	198,613	197,619
Equity attributable to equity holders of the parent	38,105	21,744
Total equity attributable to equity holders of the parent and net debt	236,718	219,363
Gearing ratio	84%	90%